UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
May 27, 2020
Date of Report (Date of earliest event reported)
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A10 NETWORKS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36343	20-1446869
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2300 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)

(408) 325-8668
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	ATEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

A10 Networks, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders on May 27, 2020 (the “Annual Meeting”). There were 78,709,661 shares of common stock entitled to vote at the Annual Meeting, of which 60,515,222 (76.9%) shares were voted in person or by proxy. The Company’s stockholders voted upon and approved the following proposals at the Annual Meeting:

Proposal 1: The election of the directors named below to hold office until the Company’s 2021 annual meeting of stockholders and until their successors are duly elected and qualified, subject to earlier resignation or removal:

	For	Withheld	Broker Non-Votes
Tor R. Braham	46,575,336	796,721	13,143,165
Peter Y. Chung	34,824,713	12,547,344	13,143,165
J. Michael Dodson	42,771,888	4,600,169	13,143,165
Eric Singer	39,089,347	8,282,710	13,143,165
Dhrupad Trivedi	46,846,257	525,800	13,143,165

Proposal 2: An advisory vote to approve the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes
46,540,163	803,866	28,028	13,143,165

Proposal 3: The advisory vote to approve the frequency of holding an advisory vote on executive compensation:

One Year	Two Years	Three Years	Abstain
46,889,610	188,991	289,440	4,016

Proposal 4: The ratification of the appointment of Armanino LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

For	Against	Abstain	Broker Non-Votes
60,336,382	39,987	138,853	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 28, 2020	A10 NETWORKS, INC.

	By:	/s/ Robert Cochran
Robert Cochran
Executive Vice President, Legal and Corporate Collaboration & Secretary